UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2005

(Exact name of Registrant as specified in its charter)

NEVADA	62-1378182
(State or other jurisdiction of	(I.R.S. employer identification no.)
Incorporation or organization)

4080 Jenkins Road	(423) 510-3000
CHATTANOOGA, TENNESSEE 37421	(Registrant's telephone no.)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (423) 510-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On January 3, 2005, a subsidiary of U.S. Xpress Enterprises, Inc. entered into an agreement with Freightliner LLC, Freightliner Market Development Corporation (together, "Freightliner"), and Freightliner's dealer, Liberty Truck Sales, Inc. ("Liberty Truck")covering tractors to be delivered through 2007.  The agreement provides for purchases of new tractors from Liberty Truck and the trade-in to Freightliner of such tractors at defined trade-in values.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2005	U.S. Xpress Enterprises, Inc. BY: /S/ Ray M. Harlin —————————————— Ray M. Harlin Executive Vice President and Chief Financial Officer